                                     EXHIBIT 23.1

               Consent of Price Waterhouse LLP, Independent Accountants

                                                                    EXHIBIT 23.1

                          CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 22, 1996 appearing on page F-2 of DeltaPoint, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1995.

/s/ PRICE WATERHOUSE LLP
San Jose, California
June 28, 1996